Consolidated statements of income - EUR (€) € in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Revenue:
Health care services	€ 3,606,807	€ 3,325,459
Health care products	941,562	884,666
Revenue	4,548,369	4,210,125
Costs of revenue:
Health care services	2,816,229	2,568,382
Health care products	474,045	435,086
Costs of revenue	3,290,274	3,003,468
Gross profit	1,258,095	1,206,657
Operating (income) expenses:
Selling, general and administrative	871,241	711,515
Research and development	49,673	48,645
Income from equity method investees	(10,487)	(27,756)
Operating income	347,668	474,253
Other (income) expense:
Interest income	(14,112)	(15,256)
Interest expense	83,209	91,328
Income before income taxes	278,571	398,181
Income tax expense	66,765	93,847
Net income	211,806	304,334
Net income attributable to noncontrolling interests	54,445	55,388
Net income attributable to shareholders of FMC-AG & Co. KGaA	€ 157,361	€ 248,946
Basic earnings per share	€ 0.54	€ 0.85
Diluted earnings per share	€ 0.54	€ 0.85